UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002089470
Benchmark 2025-V18 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

New York	333-286173-02	38-4369420 38-4369421
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 902-1000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Pacifica Hotel Portfolio (4-Pack) Mortgage Loan, which constituted approximately 0.9% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2025, relating to the Benchmark 2025-V17 Mortgage Trust filed as Exhibit 4.5 to the registrant’s Current Report on Form 8-K filed on October 15, 2025 (the “BMARK 2025-V17 PSA”).  Pursuant to Section 3.22(b) of the BMARK 2025-V17 PSA, Greystone Servicing Company LLC was removed as special servicer of the Pacifica Hotel Portfolio (4-Pack) Mortgage Loan and Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, was appointed as the successor special servicer of the Pacifica Hotel Portfolio (4-Pack) Mortgage Loan under the BMARK 2025-V17 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of July 8, 2026, the Pacifica Hotel Portfolio (4-Pack) Mortgage Loan will be specially serviced, if necessary, pursuant to the BMARK 2025-V17 PSA, by Torchlight.  Torchlight maintains its principal special servicing office at 90 Park Avenue, 20th Floor, New York, New York 10016 and its telephone number is 212-883-2800.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Scott Epperson
Scott Epperson, Chief Executive Officer

Date:  July 8, 2026